Commitments and Contingencies	3 Months Ended
Mar. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 5 – Commitments and Contingencies

Capital Lease Obligations

In the fourth quarter of 2013, the Company purchased and upgraded equipment, from non-related third parties, investing approximately $3.5 million. In December 2013, the Company sold the equipment to a related party leasing company controlled by two of its directors. Simultaneously, the equipment package was leased back to the Company as a capital lease for a 60-month period with payments beginning in February 2014. The Company agreed to prepay one year of payments in the amount of approximately $1.0 million and maintain a balance of no less than six months of prepayments until the final six months of the lease. These prepayments were made prior to December 31, 2013. Further rent payments are approximately $81,000 per month and commenced on February 1, 2014.

The minimum present value of the lease payments is $3.4 million with terms of sixty months and implied interest of 14%. The next five years of lease payments are:

Capital Lease Payments
2014	$732,950
2015	977,267
2016	977,267
2017	977,267
2018	977,267
Total future payments	4,642,016
Less debt discount due to warrants	(333,295)
Less amount representing interest	(1,265,259)
3,043,462
Less current portion of capital lease obligations	(538,187)
Capital lease obligations, excluding current installments	$2,505,275

As required in the sale-leaseback transaction, the Company prepaid 12 months of principal and interest payments of approximately $1.0 million in 2013, which are included in prepaid assets as of December 31, 2013. These pre-payments will be used against the future required payments disclosed in the above schedule.

In connection with the sale-leaseback transaction, the Company issued 100,000 common stock warrants to the third party leasing company. The warrants were issued as an inducement payment and can be exercised on a one for one basis for common stock starting July 1, 2014. The exercise price is $7.00 with an expiration date of five years after the initial exercise date of July 1, 2014.

Stewart& Stevenson

On January 8, 2014, the Company entered into an equipment purchase order with Stewart & Stevenson Manufacturing Technologies LLC (“S&S”). Under the terms of the purchase order, the Company agreed to purchase and S&S agreed to sell, certain pressure pumping equipment for a total purchase price of up to $8,093,870, of which a deposit was paid as a down payment at signing. The total purchase price included an option for certain additional equipment to be included in the equipment package. The equipment package is expected to be delivered during the second quarter of 2014.

Well Stimulation Contracts

As of March 31, 2014, the Company was not providing well stimulation services under any take-or-pay term contracts, however the company anticipates that as the company grows such contracts will become common. Under these types of contracts, the customer is typically obligated to pay on a monthly basis for a specified number of hours of service, whether or not those services are actually used. To the extent the customer uses more than the specified contract minimums, the Company would be paid for the provision of such additional services based on rates stipulated in the contract. The revenue related to these types of contracts would be recognized on the earlier of the passage of time under terms set forth in the contract or as the services are performed.

Litigation

The Company from time to time may be, involved in claims and litigation arising in the ordinary course of business. At this time, there are no pending or potential claims or litigation known to the Company.